Registration No. 333-104120
811-21327

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER MANAGER FUNDS II

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on November 24, 2003 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER MANAGER FUNDS II
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                                         PROSPECTUS/PROXY
ITEM NO.                                                          STATEMENT CAPTION
---------                                                         -----------------

Part A
------

Item 1.       Beginning of Registration Statement and Outside     Cover Page
              Front Cover Page of Prospectus

Item 2.       Beginning and Outside Back Cover Page of            Cover Page
              Prospectus

Item 3.       Synopsis Information and Risk Factors               Summary

Item 4.       Information About the Transaction                   Letter to Shareholders; Questions and
                                                                  Answers; Summary; Reasons for the Exchange;
                                                                  Information About the Exchange

Item 5.       Information About the Registrant                    Letter to Shareholders; Questions and
                                                                  Answers; Summary; Reasons for the Exchange;
                                                                  Information About the Exchange; Additional
                                                                  Information About the Successor Fund and
                                                                  the Fund

Item 6.       Information About the Fund Being Acquired           Letter to Shareholders; Questions and
                                                                  Answers; Summary; Reasons for the Exchange;
                                                                  Information About the Exchange; Additional
                                                                  Information About the Successor Fund and
                                                                  the Fund

Item 7.       Voting Information                                  Letter to Shareholders; Questions and
                                                                  Answers; Cover Page; Voting Information

Item 8.       Interest of Certain Persons and Experts             Not Applicable

Item 9.       Additional Information Required for Reoffering by   Not Applicable
              Persons Deemed to be Underwriters

                                                                  STATEMENT OF ADDITIONAL
PART B                                                            INFORMATION CAPTION
------                                                            -----------------------

Item 10.      Cover Page                                          Cover Page

Item 11.      Table of Contents                                   Not Applicable

Item 12.      Additional Information About the Registrant         Statement of Additional Information of
                                                                  Dreyfus Premier Manager Funds II dated
                                                                  October 24, 2003(1)

Item 13.      Additional Information About the Fund Being         Statement of Additional Information of
              Acquired                                            Thompson Plumb Funds, Inc. dated
                                                                  April 1, 2003(2)

Item 14.      Financial Statements                                Annual Report of Thompson Plumb Funds,
                                                                  Inc. dated November 30, 2002(3) and
                                                                  Semi-Annual Report of Thompson Plumb Funds,
                                                                  Inc. dated May 31, 2003(4)

PART C
------

Item 15.      Indemnification

Item 16.      Exhibits

Item 17.      Undertakings

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, filed on October 24, 2003 (File No. 333-104120).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Thompson Plumb Funds, Inc., filed on March 24, 2003 (File No. 33-6418).

(3)	Incorporated herein by reference to Thompson Plumb Funds, Inc.--Thompson Plumb Balanced Fund's Annual Report, filed on January 28, 2003 (File No. 811-04946).

(4)	Incorporated herein by reference to Thompson Plumb Funds, Inc.--Thompson Plumb Balanced Fund's Semi-Annual Report, filed on July 30, 2003 (File No. 811-04946).

THOMPSON PLUMB FUNDS, INC.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

Dear Thompson Plumb Balanced Fund Shareholder:

          As a shareholder of the Thompson Plumb Balanced Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets in a tax-free reorganization to Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund"), in exchange for Class J shares of the Successor Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the Successor Fund, which has the same investment objective and substantially similar investment policies as the Fund. The Fund is a series of Thompson Plumb Funds, Inc. (the "Company") and the Successor Fund is a series of Dreyfus Premier Manager Funds II.

          Thompson, Plumb & Associates, Inc. ("Thompson Plumb"), the Fund's investment adviser, has informed the Company's Board that it has entered into a strategic arrangement with The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, with respect to the Fund. Subject to the approval of the Fund's shareholders of the reorganization and the transactions described in the enclosed materials, Thompson Plumb will provide investment advisory services, pursuant to substantially the same investment approach that it currently uses for the Fund, as sub-adviser to the Successor Fund, and Dreyfus or its affiliates will assist in the operations of the Successor Fund, including the distribution of Successor Fund shares. As a shareholder of the Successor Fund, you should benefit from Dreyfus' experience and resources in managing mutual funds, while pursuing the same investment goal you currently pursue as a shareholder of the Fund.

          The Successor Fund was established solely for the purpose of effecting the Fund's reorganization, and will carry on the business of the Fund and inherit its performance and financial records.

           After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

           Remember, your vote is extremely important, no matter how large or small your Fund holdings. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-999-0887.

Sincerely, John W. Thompson, CFA Chairman and Secretary Thomas G. Plumb, CFA President and Treasurer

November 26, 2003

TRANSFER OF THE ASSETS OF
THOMPSON PLUMB BALANCED FUND
TO AND IN EXCHANGE FOR CLASS J SHARES OF
DREYFUS PREMIER BALANCED OPPORTUNITY FUND

QUESTIONS AND ANSWERS

           The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY THOMPSON PLUMB BALANCED FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

If the proposed reorganization of the Thompson Plumb Balanced Fund (the "Fund") is approved by shareholders, you will become a shareholder of Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund") on or about January 30, 2004 (the "Closing Date") and will no longer be a shareholder of the Fund. The Fund will then cease operations pursuant to the proposed reorganization. You will receive the same number of Class J shares of the Successor Fund as the number of shares of the Fund you held immediately before the reorganization and with a value equal to the value of your investment in the Fund as of the Closing Date. No sales charge will be imposed at the time of the transaction, nor will you be subject to a sales charge on any additional investments you make in Class J shares of the Successor Fund for as long as your account is open.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The proposed reorganization is expected to benefit Fund shareholders by enabling them to pursue the same investment objective in a fund (the Successor Fund) that is part of a larger fund complex--the Dreyfus Family of Funds. The Dreyfus Corporation ("Dreyfus") manages approximately $173 billion in approximately 200 investment portfolios, which include a wide range of equity, fixed-income, municipal bond and money market funds. Dreyfus' management experience, together with its significantly larger mutual funds distribution network, should provide the Successor Fund with a greater opportunity to attract assets than is currently available to the Fund (which had $173 million in assets as of September 30, 2003). Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, will distribute the Successor Fund's shares. Over the long term, if this potential for a larger asset base is realized, it should help to reduce the Successor Fund's per share operating expenses and increase the ability of the Successor Fund to take advantage of portfolio management options. Other potential benefits are described herein.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND POLICIES?

Yes. Both the Fund and the Successor Fund have the same investment objective of seeking high total return through a combination of capital appreciation and current income. In addition, the investment policies, practices and limitations of each fund (and the related risks) are substantially similar. Each fund normally will invest its assets in a diversified portfolio of common stocks and fixed-income securities. Thompson, Plumb & Associates, Inc. ("Thompson Plumb"), the Fund's investment adviser, has been engaged by Dreyfus, the Successor Fund's manager, to be the Successor Fund's sub-adviser. In that role, Thompson Plumb will provide day-to-day management of the Successor Fund's investments using substantially the same investment approach as it currently uses for the Fund. For additional information regarding the funds, please refer to the enclosed Prospectus/Proxy Statement, and the accompanying prospectus for Class J shares of the Successor Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The proposed reorganization, if approved by Fund shareholders, will not be a taxable event for federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carryover to the shareholder's Class J shares of the Successor Fund.

WILL THE PROPOSED REORGANIZATION CHANGE TOTAL FUND EXPENSES?

Dreyfus has agreed to cap the Successor Fund's operating expenses for the two-year period following the reorganization so that the total annual operating expenses of the Successor Fund's Class J shares do not exceed the Fund's total annual operating expenses of 1.11%, as set forth in the Fund's current prospectus. Accordingly, during such two-year period, the total annual operating expenses of the Successor Fund's Class J shares will not be higher than, and may be lower than, the Fund's historical operating expenses.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER INVESTMENT MANAGEMENT FEE?

No. The Fund currently pays Thompson Plumb for advisory and administrative services pursuant to an Advisory Agreement and for accounting services pursuant to an Accounting Services Agreement. These fees amounted to 0.92% of the Fund's average daily net assets for the fiscal year ended November 30, 2002. Under its agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.80% of the Successor Fund's average daily net assets for the provision of investment advisory, administrative and fund accounting services. The fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Fund to Thompson Plumb for the provision of such services as of the fiscal year ended November 30, 2002. Dreyfus, in turn, has agreed to pay Thompson Plumb a sub-advisory fee out of the management fee paid to Dreyfus by the Successor Fund.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE SUCCESSOR FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges you currently have as a shareholder of the Fund, including the exchange privilege among funds advised by Thompson Plumb.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Thompson Plumb and Dreyfus, and not the Fund or the Successor Fund, will pay the expenses relating to the proposed reorganization.

HOW DOES THE BOARD OF DIRECTORS FOR THE FUND RECOMMEND I VOTE?

The Board of Directors for the Fund has determined that reorganizing the Fund into a newly-formed investment company with the same investment objective and substantially similar investment policies as the Fund, that is part of the Dreyfus Family of Funds and is sub-advised by Thompson Plumb offers potential benefits to shareholders of the Fund. These potential benefits include:

•	Continuity of portfolio management, because Thompson Plumb will be the sub-adviser to the Successor Fund;

•	Dreyfus' experience and resources in managing mutual funds;

•	A greater potential to attract additional assets, which in the long-term may reduce per share operating expenses; and

•	Dreyfus' commitment to limit the total annual operating expenses of the Successor Fund's Class J shares for two years after the proposed reorganization.

The Directors believe the proposed reorganization is in the best interests of the Fund and its shareholders. Therefore, the Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

THOMPSON PLUMB FUNDS, INC.

THOMPSON PLUMB BALANCED FUND

_________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________________________________

To the Shareholders:

          A Special Meeting of Shareholders of the Thompson Plumb Balanced Fund (the "Fund"), a series of Thompson Plumb Funds, Inc. (the "Company"), will be held at the offices of Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin, on Friday, January 16, 2004, at 10:00 a.m. CST, for the following purposes:

1.	To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund"), in exchange for the Successor Fund's Class J shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Successor Fund of the Fund's liabilities (the "Reorganization"). Class J shares of the Successor Fund received in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on November 14, 2003 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors John W. Thompson Chairman and Secretary

Madison, Wisconsin
November 26, 2003

WE NEED YOUR PROXY VOTE

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

THOMPSON PLUMB BALANCED FUND
(A Series of Thompson Plumb Funds, Inc.)

To And In Exchange For Class J Shares Of

DREYFUS PREMIER BALANCED OPPORTUNITY FUND
(A Series of Dreyfus Premier Manager Funds II)

PROSPECTUS/PROXY STATEMENT
NOVEMBER __, 2003

Special Meeting of Shareholders
To Be Held on Friday, January 16, 2004

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Thompson Plumb Funds, Inc. (the "Company") on behalf of Thompson Plumb Balanced Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, January 16, 2004, at 10:00 a.m. CST, at the offices of Thompson, Plumb & Associates, Inc. ("Thompson Plumb"), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 14, 2003 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund"), in exchange for the Successor Fund's Class J shares and the assumption by the Successor Fund of the Fund's liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Successor Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Successor Fund shares (or fractions thereof) for Fund shares held prior to the Reorganization. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class J shares (or fractions thereof) of the Successor Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. At the close of the Reorganization, you will hold the same number of shares of the Successor Fund as you held in the Fund immediately before the Reorganization and the aggregate net asset value of such shares will be the same as the net asset value of your shares of the Fund as of the Reorganization date.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Successor Fund that Fund shareholders should know before voting on the proposal or investing in the Successor Fund.

           A Statement of Additional Information ("SAI") dated November __, 2003, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Successor Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Successor Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

______________________________________________________________________________

Shares of the Successor Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Successor Fund, as in the Fund, involves certain risks, including the possible loss of principal.

______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Successor Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

______________________________________________________________________________

[END OF COVER PAGE]

          The Fund and the Successor Fund are open-end management investment companies. The Successor Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization. It has the same investment objective (i.e., to seek a high total return through a combination of capital appreciation and current income) and substantially similar investment policies and restrictions as the Fund. Thompson Plumb, the Fund's investment adviser, has been engaged by The Dreyfus Corporation ("Dreyfus"), the Successor Fund's manager, to be the Successor Fund's sub-adviser. Thompson Plumb will provide day-to-day management of the Successor Fund's investments pursuant to substantially the same investment approach that it currently uses for the Fund. If the Reorganization is approved by shareholders of the Fund, the Successor Fund will carry on the business of the Fund and will inherit the Fund's performance and financial records following consummation of the Reorganization. A comparison of the Fund and the Successor Fund is set forth in this Prospectus/Proxy Statement.

           The Successor Fund's Prospectus dated October 22, 2003 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended November 30, 2002 and its Semi-Annual Report for the six-month period ended May 31, 2003, please write to the Fund at its principal executive offices located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, or call 1-800-999-0887.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of October 30, 2003, there were ________________ Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about November 26, 2003.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Successor Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization
Exhibit B: Description of Board Members for the Successor Fund	A-1 B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE SUCCESSOR FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the accompanying Prospectus of the Successor Fund, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Company's Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or Successor Fund ("Independent Directors"), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Successor Fund all of the assets of the Fund, including all securities and cash, in exchange for Class J shares of the Successor Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Successor Fund will assume the Fund's liabilities. The Fund will distribute all Successor Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Successor Fund Class J shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will be terminated as a series of the Company and cease operations.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Successor Fund as of the close of business on the date of the Reorganization. No sales charge will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments made in Class J shares of the Successor Fund for as long as the shareholder's account is open.

           The Company's Board has unanimously concluded that the Reorganization would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund or the Fund's shareholders as a result of the Reorganization. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Successor Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Successor Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Investment Objective/Approach. The Fund and the Successor Fund have identical investment objectives and substantially similar investment approaches. The Fund and the Successor Fund each seek high total return through a combination of capital appreciation and current income. This investment objective is a fundamental policy of the Successor Fund, which cannot be changed without the approval of a majority of the Successor Fund's outstanding voting shares. The Fund's investment objective may be changed by the Company's Board without shareholder approval.

           Under normal circumstances, the Successor Fund, like the Fund, will invest its assets in a diversified portfolio of common stocks and fixed-income securities. The Successor Fund, like the Fund, will select securities that, in the portfolio managers' judgment, will result in the highest total return consistent with preservation of principal. The Successor Fund, like the Fund, will vary the mix of stocks and bonds from time to time, but normally will allocate more than 50% of its assets to stocks and the remainder to bonds and other fixed-income securities. In allocating Successor Fund assets between stocks and bonds, the portfolio managers, as they do for the Fund, will assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

           In choosing stocks for the fund to invest in, the portfolio managers look for companies that possess most of the following characteristics:

•	Leading market positions
•	High barriers to market entry and other competitive or technological advantages
•	High returns on equity and assets
•	Good growth prospects
•	Strong management
•	Relatively low debt burdens

           In seeking to achieve a better risk-adjusted return on the fund's stock investments, the portfolio managers create a broadly diversified core equity portfolio that includes a blend of large company stocks, small company stocks, growth stocks and value stocks. A flexible approach to equity investing (as is currently applied for the Fund) should enable the Successor Fund to adapt to changing market trends and conditions and to invest wherever the portfolio managers believe opportunity exists.

           Like the Fund, the Successor Fund normally will invest at least 25% of its assets in fixed-income senior securities. The fixed-income senior securities in which the funds may invest include corporate bonds, short-term debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Successor Fund, like the Fund, generally will invest in investment grade fixed-income securities, although it too may invest up to 5% of its total assets in securities rated below investment grade. The corporate debt securities in which the Successor Fund will invest generally will be issued by established companies as is the case with the Fund. In addition, each fund ordinarily will invest only in non-callable bonds (debt, other than mortgage-related and asset-backed securities, that may not be prepaid by the issuer). Like the Fund, the dollar-weighted average portfolio maturity of the fixed-income securities held by the Successor Fund normally will not exceed 10 years.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets. The Fund has not engaged in securities lending, but the Successor Fund may do so in the future.

           The Successor Fund is a separate series of Dreyfus Premier Manager Funds II (the "Trust"), which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Company, which is a corporation organized under the laws of the State of Wisconsin. See "Certain Organizational Differences Between the Successor Fund and the Fund" below.

           Main Risks. Because each fund has the same investment objective and substantially similar investment policies and restrictions, the principal risks associated with an investment in the Fund and the Successor Fund are substantially similar, although they may be described differently in the relevant Prospectus. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Successor Fund, as is the case with the Fund, will be affected by its asset allocation. If either fund favors an asset class during a period when that class underperforms, performance may be hurt. Additional risks, as described in the Successor Fund's Prospectus, are discussed below. As a result, the value of your investment in the Successor Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•	Market Risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•	Market Sector Risk. Each fund may overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

          Each fund's investments in stocks and other equity securities also are subject to the following principal risks:

•	Growth and Value Stock Risk. By investing in a mix of growth and value companies, each fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•	Smaller Company Risk. Each fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion. Small companies carry additional risks because their earning and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•	IPO Risk. Each fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

           Each fund's investments in bonds and other fixed-income securities also are subject to the following principal risks:

•	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the bond portion of the fund, the more its share price is likely to react to interest rates.

•	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. Although each fund's bond investments will be primarily in investment grade bonds, the fund may invest to a limited extent (up to 5% of its total assets) in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity Risk. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Prepayment and Extension Risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising rates and its potential for price declines.

           Under adverse market conditions, each fund may invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

           Each fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Management Fee. The Fund and the Successor Fund have similar management fee structures. Pursuant to an Advisory Agreement with Thompson Plumb, the Fund has agreed to pay Thompson Plumb a fee for investment advisory and administrative services at the following annual rate: 0.85% of the first $50 million of the Fund's average daily net assets, and 0.80% of such assets in excess of $50 million. The Fund also pays Thompson Plumb for services pursuant to an Accounting Services Agreement. For such accounting services, the Fund pays Thompson Plumb a fee at the following annual rate: 0.15% of the first $30 million of the Fund's average daily net assets, 0.10% of the next $70 million of the Fund's average daily net assets, and 0.025% of such assets in excess of $100 million, subject to a minimum fee of $30,000 per year. Pursuant to the Management Agreement with Dreyfus, the Successor Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.80% of the value of the Successor Fund's average daily net assets. The services covered in the Fund's Advisory Agreement and Accounting Services Agreement with Thompson Plumb, which resulted in an aggregate fee payable of 0.92% of the Fund's average daily net assets for the fiscal year ended November 30, 2002, are included in the management fee payable by the Successor Fund to Dreyfus. Thus, as a result of the Reorganization, the management fee payable to Dreyfus by the Successor Fund will not exceed the aggregate annual rate of fees payable by the Fund to Thompson Plumb for the provision of investment advisory and administrative services. In addition, Dreyfus has agreed to pay Thompson Plumb for sub-advisory services to the Successor Fund from the management fee Dreyfus receives from the Successor Fund.

           Expenses. The fees and expenses set forth below are as of November 30, 2002, the Fund's most recent fiscal year end. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Successor Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund for the two-year period after the Reorganization of the Fund, so that Successor Fund's Class J total annual operating expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed the Fund's total annual operating expenses listed in the fee table.

Annual Fund Operating Expenses
(expenses paid from fund assets) as a
percentage of average daily net assets:

                                                                          Pro Forma After
                                                                          Reorganization
                                                  Successor Fund          Successor Fund
                               Fund               Class J                 Class J
                               ----               -------------            ------------
  Management fees              .82%               .80%*                      .80%*
  Other expenses               .29%               .20%+                      .20%+
  --------------               ----               ----                      ----
  Total                        1.11%              1.00%                     1.00%#

______________

*	Management fees for the Successor Fund, in addition to investment advisory and administrative services, cover internal accounting services, which are included for the Fund under "Other expenses." See "Management Fee" above.

+	The amounts listed for "Other expenses" of the Successor Fund's Class J shares are based on estimated amounts for the current fiscal year. Actual expenses may be greater or less than the amounts listed in the table.

#	Dreyfus has agreed to waive receipt of its fees and/or assume the expenses of the Successor Fund's Class J shares for the two-year period following the Reorganization so that the expenses of the Successor Fund's Class J shares do not exceed 1.11%.

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

                                                                             Successor Fund--Class J Shares
             Fund Shares            Successor Fund--Class J Shares           Pro Forma After Reorganization
           --------------------------------------------------------------------------------------------------------
1 Year         $113                               $102                              $102
3 Years        $353                               $318                              $318
5 Years        $612                               $552                              $552
10 Years     $1,352                             $1,225                            $1,225

           Past Performance. Performance information for the Successor Fund is not presented because the fund has not yet commenced operations. As accounting successor to the Fund, the Successor Fund will assume the Fund's historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Successor Fund and Fund. The bar chart shows the changes in the performance of the Fund's shares from year to year. The table compares the average annual total returns of the Fund's shares to those of the S&P 500® Index, a broad-based, unmanaged total return performance benchmark of domestically traded common stocks, and the Lehman Brothers Intermediate Government/Credit Bond Index, an index of all investment grade bonds with maturities of more than one year and less than 10 years. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Thompson Plumb Balanced Fund
Year-by-Year Total Returns as of 12/31 Each Year

+4.45%	+1.47%	+20.03%	+23.09%	+22.54%	+16.84%	+8.87%	+10.21%	+11.07%	-9.39%

'93	'94	'95	'96	'97	'98	'99	'00	'01	'02

Best Quarter: Worst Quarter:	Q4 '98 Q3 '02	+19.41% -12.39%

The Fund's year-to-date total return as of 9/30/03 was 11.89%.

Thompson Plumb Balanced Fund
Average Annual Total Returns as of 12/31/02

                                  1 Year          5 Years          10 Years
--------------------------------------------------------------------------------

Returns Before Taxes              -9.39%           7.13%            10.47%
                              -------------------------------------------------
Returns After Taxes on
Distributions                     -9.94%           5.16%             7.78%
                              -------------------------------------------------

Returns After Taxes on
Distributions
and Sale of                       -5.76%           5.42%             7.67%
Fund Shares                   -------------------------------------------------

S&P
500®
Index
reflects no deduction
for fees, expenses                -22.10%           -0.59%            9.34%
or taxes                      -------------------------------------------------

Lehman Brothers
Intermediate
Government/Credit
Bond Index                        9.84%            7.48%             7.08%
reflects no deduction for
fees, expenses or taxes
                              -------------------------------------------------
____________________________________________

           Investment Adviser. The investment adviser for the Successor Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $173 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Sub-Adviser. Dreyfus has engaged Thompson Plumb, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, to provide day-to-day management of the Successor Fund's investments. Since 1984, Thompson Plumb has provided investment advice to individuals and institutional clients with substantial investment portfolios. John W. Thompson and Thomas G. Plumb, each of whom founded and currently owns 50% of the outstanding shares of the Sub-Adviser, reached a mutual agreement on the establishment of separate advisory firms. The completion of this separation is expected by the end of December 2003, about one month prior to completion of the Reorganization. As a result of the separation, Mr. Plumb will own all of the outstanding shares of the Sub-Adviser and serve as its President. No changes to the Successor Fund's portfolio managers are contemplated in connection with the separation. The Sub-Adviser does not expect the separation to have any adverse impact on the investment management services it will provide the Successor Fund.

          As of September 30, 2003, Thompson Plumb had approximately $2.18 billion in assets under management. As compensation for Thompson Plumb's services to the Successor Fund, Dreyfus has agreed to pay Thompson Plumb a monthly fee in the amount of 100% of the management fee paid by the Successor Fund to Dreyfus for such month, less certain fees waived or expenses paid or reimbursed by Dreyfus, on the Successor Fund's assets attributable to accounts of shareholders who have an adviser-client relationship with Thompson Plumb (including the accounts of all shareholders of the Fund as of the Reorganization date who continue as shareholders of the Successor Fund following the Reorganization), plus, with respect to all other assets of the Successor Fund, a monthly fee at the annual rate of 0.30% of the average daily net asset value of such assets up to $300 million and 0.25% of the average daily net asset value of such assets in excess of $300 million.

           Portfolio Managers. Thomas G. Plumb will serve as the primary portfolio manager for the Successor Fund. He has managed or co-managed the Fund since its inception in 1987. Mr. Plumb has been Vice President of Thompson Plumb since co-founding it in June 1984. He is expected to become its President and sole shareholder at the end of December 2003. David B. Duchow and Timothy R. O'Brien will serve as associate portfolio managers for the Successor Fund; they have served as such for the Fund since March 2002. Messrs. Duchow and O'Brien have each been a portfolio manager and investment analyst for Thompson Plumb since 1992 and 1997, respectively. In addition, Clint A. Oppermann will serve as an associate portfolio manager of the Successor Fund. Mr. Oppermann joined Thompson Plumb in August 1999 and was named Director of Research of Thompson Plumb in November 2001.

           Board Members. The Board members for the Fund and the Successor Fund are different. None of the Board members for the Successor Fund is an "interested person" (as defined in the 1940 Act) of the Successor Fund or Fund (hereinafter referred to as "Independent Trustees"). The Board for the Successor Fund has standing audit, nominating and compensation committees. The function of the audit committee is to oversee the Successor Fund's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates for election as Independent Trustees for the Successor Fund; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Successor Fund also has a standing pricing committee to assist in valuing the fund's investments. For a description of the Board members for the Successor Fund, see Exhibit B.

           Independent Auditors. The Successor Fund has selected PricewaterhouseCoopers LLP as its independent auditors. PricewaterhouseCoopers LLP are the Fund's independent auditors.

           Capitalization. The Fund has not classified its shares into a designated class. The Successor Fund has classified its shares into six classes--Class A, Class B, Class C, Class R, Class T and Class J--which have not yet been offered to the public. The Fund's shares will be exchanged only for the Successor Fund's Class J shares. The following table sets forth as of September 30, 2003 (1) the capitalization of the Fund's shares, (2) the capitalization of the Successor Fund's Class J shares and (3) the pro forma capitalization of the Successor Fund's Class J shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

                                                                                Pro Forma After
                                                                                 Reorganization
                                                       Successor Fund            Successor Fund
                                      Fund                 Class J                  Class J
                                      ----             ---------------          ---------------
  Total net assets              $173,392,484.43             $0                   $173,392,484.43
  Net asset value per           $17.31                      N/A                  $17.31
    share
  Shares outstanding             10,015,943.344             None                  10,015,943.344

           Purchase Procedures. The purchase procedures of the Fund and Class J shares of the Successor Fund and the automatic investment services they offer are identical. See "Account Policies – Buying Shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Buy Shares" and "Shareholder Services" in the Successor Fund's Statement of Additional Information for a discussion of purchase procedures for Class J shares of the Successor Fund.

           Redemption Procedures. The methods available to sell (redeem) shares of the Fund and Class J shares of the Successor Fund are identical. See "Account Policies—Selling Shares" and "Instructions for Regular Accounts" in the Successor Fund's Prospectus and "How to Redeem Shares" in the Successor Fund's Statement of Additional Information for a discussion of redemption procedures for Class J shares of the Successor Fund.

           Distributions. The dividend and distributions policies of the Fund and the Successor Fund are identical. Although it may do so more frequently, the Successor Fund, like the Fund, anticipates paying its shareholders any dividends or distributions once a year; the Successor Fund intends to pay any such dividends or distributions in December of each year. The actual amount of dividends paid per share by the Fund and the Successor Fund is different.

           Shareholder Services. The shareholder services offered by the Fund and by the Successor Fund with respect to Class J shares are identical. The privileges you currently have with respect to your Fund account will transfer automatically to your Class J account with the Successor Fund.

           Certain Organizational Differences Between the Successor Fund and the Fund. The Fund is a separate series of the Company, which is a Wisconsin corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation and By-Laws and applicable Wisconsin law. The Successor Fund is a separate series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement") and By-Laws and applicable Massachusetts law. The Company is a Wisconsin corporation with five separate series, each series consisting of one class of shares. The Trust is a Massachusetts business trust with one series that has six classes of shares. Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Successor Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders of the Fund and the other series of the Company collectively may remove a Director with or without cause only if the number of votes cast to remove that director exceeds the number of votes cast not to remove, with the shares of the Fund and the other series of the Company acting as a single class. A Director of the Company may be removed by the shareholders only at a meeting called for that purpose. Shareholders of the Trust may remove a Board member by the affirmative vote of a majority of the Trust's outstanding voting shares. Moreover, a meeting of shareholders of the Company will be called for the purpose of electing Directors if less than two-thirds of the Directors then in office have been elected by shareholders. Such a meeting of shareholders of the Trust will be called if at any time less than a majority of the Trustees then holding office have been elected by shareholders.

           Shares of the Fund and Successor Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Successor Fund then entitled to vote will be voted in the aggregate as a single class. The Trust's Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. A majority of the shares entitled to vote constitutes a quorum for the transaction of business at a meeting of stockholders of the Fund. Matters requiring a larger vote by law or under the organizational documents for the Successor Fund or Fund are not affected by such quorum requirements.

           Shareholder Liability. Under Wisconsin law, Fund stockholders generally have no personal liability as such for the Fund's acts or obligations, except that they are personally liable up to an amount equal to the par value of their shares for all debts owing to employees for services performed for the Company, but not exceeding six months' service in any one case.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Successor Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Successor Fund, or the Trust's Trustees. The Trust Agreement provides for indemnification out of the Successor Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Successor Fund solely by reason of being or having been a Successor Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Successor Fund considers the risk of a Successor Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Successor Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Successor Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Successor Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under Wisconsin law and the Company's Articles of Incorporation and By-Laws, and subject to the 1940 Act, a Director of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she (a) willfully failed to deal fairly with the Company or its stockholders in connection with a matter in which the Director has a material conflict of interest; (b) violated criminal law unless the Director has reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (c) derives an improper personal profit; or (d) engaged in willful misconduct. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless he or she engaged in the type of conduct described above. A Director is entitled to advances of expenses in the course of litigation if the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director ultimately will be found to be entitled to indemnification and upon receipt of an undertaking by the Director to repay such amounts unless it shall be ultimately determined that he or she is entitled to indemnification. Officers, employees and agents may be indemnified to the same extent as Directors and to such further extent as is consistent with law.

           Under the Trust's Trust Agreement and By-Laws, subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Fund, the Company's Articles of Incorporation and By-Laws and Wisconsin law, and the Successor Fund, the Trust's Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company's Articles of Incorporation and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund.

REASONS FOR THE REORGANIZATION

           The Board of Directors of the Company and the Board of Trustees of the Trust have concluded that the Reorganization is in the best interests of the Fund and the Successor Fund, respectively, and their shareholders. Thompson Plumb believes, and the Company's Board concurs, that the Reorganization will be advantageous to the shareholders of the Fund for several reasons.

           First, Fund shareholders would enjoy continuity of portfolio management. Dreyfus will engage Thompson Plumb to act as sub-adviser to the Successor Fund, and the portfolio management team of the Fund will be the same portfolio management team for the Successor Fund (with the addition of Mr. Oppermann as an associate portfolio manager). Dreyfus will oversee Thompson Plumb in accordance with the terms of their Sub-Investment Advisory Agreement. The Successor Fund has the same investment objective and substantially similar investment policies and limitations as the Fund.

           Second, while Thompson Plumb will provide day-to-day management of the Successor Fund's investments, Dreyfus will be responsible for the overall management of the Successor Fund's operations. Shareholders should benefit from Dreyfus' experience and resources in managing investment companies. Founded in 1947, Dreyfus managed approximately 200 investment company portfolios with approximately $173 billion in assets as of September 30, 2003.

           Third, Dreyfus and its affiliates have greater potential for increasing the size of the Successor Fund because of Dreyfus' experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Fund. Over the long-term, if this potential for a larger asset base is realized, it should reduce the Successor Fund's per share operating expenses, although this cannot be guaranteed.

           Fourth, for at least the next two years, the total annual operating expenses of the Successor Fund's Class J shares (as a percentage of average daily net assets) will not be higher than, and may be less than, the Fund's total annual operating expenses set forth in the Fund's current prospectus because of Dreyfus' commitment to cap the annual operating expenses (at 1.11% of average daily net assets) of the Successor Fund's Class J shares during that period.

           Fifth, the Successor Fund will offer its Class J shareholders the same privileges currently offered by the Fund to its shareholders.

           Sixth, the transaction will be tax free to the shareholders of the Fund.

           The Board of Trustees of the Trust considered that the Reorganization presents an opportunity for the Successor Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Successor Fund.

           The Boards of the Company and of the Trust also considered that each fund's investment adviser, as well as Dreyfus Service Corporation (the Successor Fund's principal distributor), will benefit from the Reorganization. Because the Successor Fund will be the accounting survivor to the Fund and will assume the Fund's performance record, Dreyfus expects to be able to increase the Successor Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives and no historical performance record. Future growth of assets benefits Dreyfus because it can be expected to increase the total amount of fees payable to Dreyfus and reduce the amount of fees and expenses, if any, required to be waived or reimbursed to maintain total annual operating expenses at agreed upon levels. As sub-adviser to the Successor Fund, Thompson Plumb similarly would benefit from increases in fees resulting from a growth in Successor Fund assets.

           The Boards of the Company and of the Trust considered the terms of a strategic arrangement between Dreyfus and Thompson Plumb with respect to the Fund, including the fees payable by Dreyfus to Thompson Plumb pursuant to the sub-advisory agreement (described below) under which Thompson Plumb would serve as sub-adviser to the Successor Fund. Pursuant to the arrangement, Thompson Plumb would continue to manage the assets while Dreyfus would be responsible for the overall management of the Successor Fund. As part of the strategic arrangement, Thompson Plumb also may receive other economic benefits from Dreyfus if the Reorganization is completed. These include a guaranteed level of fees (with respect to both the Successor Fund and other similar sub-advisory arrangements between Dreyfus and Thompson Plumb, if any) and may also include payments in connection with termination of the sub-advisory agreement. In addition, Thompson Plumb has agreed to certain non-compete and non-solicitation covenants, as well as rights of first refusal in favor of Dreyfus with respect to the distribution and marketing of certain new products to which Thompson Plumb or members of the portfolio management team for the Successor Fund may be associated.

           Under the sub-advisory agreement, Thompson Plumb will receive the following sub-advisory fees from Dreyfus (and not the Fund or the Successor Fund) for its investment advisory services to the Successor Fund: (1) all of the net management fees Dreyfus receives from the Successor Fund based on the assets of the Successor Fund attributable to accounts of shareholders who have an adviser-client relationship with Thompson Plumb; plus (2) with respect to all of the Successor Fund's other assets, a monthly fee at the annual rate of 0.30% of the average daily net asset value of such assets up to $300 million and 0.25% of the average daily net asset value of such assets in excess of $300 million.

           In addition, the Boards of the Company and of the Trust considered Dreyfus' agreement to cap total annual operating expenses of the Successor Fund's Class J shares for the two-year period following the Reorganization. The Boards also considered the fact that the Trust's Board will consist entirely of Trustees who are not interested persons of the Company, Thompson Plumb, the Trust or Dreyfus, within the meaning of the 1940 Act. The Boards specifically considered the potential economic benefits that Thompson Plumb could derive from its strategic arrangement with Dreyfus and concluded that such benefits do not impose an unfair burden on the Fund or the Successor Fund or their respective shareholders.

           In determining whether to recommend approval of the Reorganization, each Board also considered (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (2) the compatibility of the Fund's and Successor Fund's investment management policies and investment restrictions, as well as shareholder services offered by the Fund to its shareholders and by the Successor Fund to holders of its Class J shares; (3) the expense ratio and information regarding the fees and expenses of the Fund and the estimated expense ratio and information regarding the fees and expenses of Class J shares of the Successor Fund; (4) the tax consequences of the Reorganization; and (5) that the costs to be incurred by the Fund and the Successor Fund in connection with the Reorganization would be borne by Thompson Plumb and Dreyfus, and not the Fund or the Successor Fund.

           For the reasons described above, the Board of Directors of the Company, including the Independent Directors, unanimously approved the Reorganization. Similarly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Successor Fund will acquire all of the assets of the Fund, in exchange for Successor Fund Class J shares and the assumption by the Successor Fund of the Fund's liabilities on January 30, 2004 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Successor Fund shares to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.

           As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, Successor Fund Class J shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Successor Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Successor Fund Class J shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Successor Fund shares distributed to the record holders of the Fund.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Successor Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Successor Fund being confirmed by the Fund and the Successor Fund, respectively. In addition, consummation of the transactions contemplated by the Plan is subject to Dreyfus and Thompson Plumb satisfying certain obligations pursuant to their agreement.

           The total expenses of the Reorganization are expected to be approximately $194,000, which will be borne by Thompson Plumb and Dreyfus and not by the Fund or the Successor Fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and Thompson Plumb and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Company's Board. The cost of any such outside firm solicitation, which will be paid by Thompson Plumb and Dreyfus, is estimated to be approximately $4,000.

           By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Successor Fund's investment advisory arrangements, Board composition, and independent auditors. If the Reorganization is not approved by Fund shareholders, the Fund would continue to be a series of the Company and the Company's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Successor Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Successor Fund shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Successor Fund will receive the opinion of Quarles & Brady LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with the Plan, for federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Successor Fund shares and the assumption by the Successor Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Successor Fund in exchange for Successor Fund shares and the assumption by the Successor Fund of liabilities of the Fund or upon the distribution (whether actual or constructive) of Successor Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Successor Fund shares; (5) the aggregate tax basis for the Successor Fund shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Successor Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Reorganization); (6) the tax basis of Fund assets acquired by the Successor Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of Fund assets in the hands of the Successor Fund will include the period during which those assets were held by the Fund; and (7) for purposes of Section 381 of the Code, the Successor Fund will be treated as the Fund would have been had there been no reorganization. Accordingly, the taxable year of the Fund will not end on the effective date of the reorganization and the tax attributes of the Fund will be taken into account by the Successor Fund as if there had been no reorganization. The Fund will not be required to file a federal income tax return for any portion of such taxable year ending on the effective date of the Reorganization. The Successor Fund may continue to use the same taxpayer identification number previously used by the Fund.

           Neither the Fund nor the Successor Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Required Vote and Board's Recommendation

           The Company's Board has approved the Plan and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization. The presence in person or by proxy at the Meeting of a majority of the Fund's outstanding shares will constitute a quorum.

THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE SUCCESSOR FUND AND THE FUND

           Information about the Successor Fund is incorporated by reference into this Prospectus/Proxy Statement from the Successor Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-104120). The Prospectus for the Successor Fund's Class J shares accompanies this Prospectus/Proxy Statement. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-6418).

           The Fund and the Successor Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Successor Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of Fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Fund shares entitled to vote at the Meeting.

           As of October 30, 2003, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the Successor Fund:

Name and Address	Percentage of Outstanding Shares

Charles Schwab (record holder) 101 Montgomery Street San Francisco, CA 94104 Thompson Plumb Trust Co. (record holder) 1200 John Q. Hammons Drive Madison, WI 53717

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           Thompson Plumb has advised the Fund that it intends to vote Fund shares as to which it has voting power at the Meeting in the manner instructed by its clients for whom such shares are held or if such instructions are not received or where the shares are held directly or on behalf of employees of Thompson Plumb, in the same proportion as votes cast by other Fund shareholders.

           As of October 30, 2003, Board members and officers of the Company and the Trust, as a group, owned less than 1% of the Fund's outstanding shares, respectively. No Class J shares of the Successor Fund were outstanding as of such date.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended November 30, 2002 have been incorporated herein by reference in reliance upon the report of PricewaterhouseCoopers LLP, the Fund's independent auditors, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Board of Directors of the Company is not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, in care of Dreufus Premier Balanced Opportunity Fund-- Class J, c/o U. S. Bancorp Fund Services, LLC, PO. Box 701, Millwaukee, WI 53201-0701, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of October 24, 2003 (the "Agreement"), between THOMPSON PLUMB FUNDS, INC. (the "Company"), a Wisconsin corporation, on behalf of THOMPSON PLUMB BALANCED FUND (the "Fund"), and DREYFUS PREMIER MANAGER FUNDS II (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER BALANCED OPPORTUNITY FUND (the "Successor Fund").

           This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Successor Fund in exchange solely for Class J shares of beneficial interest, par value $.001 per share, of the Successor Fund (the "Successor Fund Shares"), and the assumption by the Successor Fund of liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Successor Fund Shares to the holders of the Fund's common stock in complete liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Successor Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Successor Fund is permitted to invest;

           WHEREAS, the Company's Board has determined that the exchange of all of the assets of the Fund for Successor Fund Shares, and the assumption of liabilities of the Fund by the Successor Fund, is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Trust's Board has determined that the exchange of all of the assets of the Fund for Successor Fund Shares, and the assumption of liabilities of the Fund by the Successor Fund, is in the best interests of the Successor Fund:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND TO THE SUCCESSOR FUND IN EXCHANGE FOR THE SUCCESSOR FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND THE LIQUIDATION OF THE FUND

                1.1  Subject to the requisite approval of the Fund's shareholders and the other terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Successor Fund all of the assets of the Fund, as set forth in paragraph 1.2, and the Successor Fund agrees in exchange therefor: (a) to deliver to the Fund the number of Successor Fund Shares, including fractional Successor Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Successor Fund Shares, the Successor Fund shall credit the Successor Fund Shares to the Fund's account on the books of the Successor Fund and shall deliver a confirmation thereof to the Fund.

                1.2  (a) The assets of the Fund to be transferred to the Successor Fund shall consist of all assets and property, including, without limitation, all portfolio securities, cash, cash equivalents, commodities and futures interests and dividends or interests receivable that are owned by the Fund and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date (the "Assets"). The Successor Fund also shall be entitled to receive copies of all books and records that pertain to the Fund that the Company is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

                    (b) The Assets of the Fund to be transferred to the Successor Fund on the Closing Date shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Successor Fund's custodian ("Mellon Bank"), for the account of the Successor Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to Mellon Bank for the account of the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of Mellon Bank for the account of the Successor Fund.

                1.3  The Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Successor Fund shall assume the liabilities of the Fund reflected on an unaudited statement of assets and liabilities of the Fund prepared by the Company, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Successor Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                1.4  The Fund will pay or cause to be paid to the Successor Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Successor Fund hereunder. The Fund will transfer to the Successor Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in Assets transferred to the Successor Fund on the Closing Date.

                1.5  As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), Successor Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of Successor Fund Shares then credited to the account of the Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Fund Shareholders and representing the pro rata number of Successor Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

                1.6  Ownership of Successor Fund Shares will be shown on the books of the transfer agent for Successor Fund Shares. Successor Fund Shares will be issued in the manner described in the Successor Fund's current prospectus and statement of additional information; the Successor Fund, however, will not issue share certificates in the Reorganization. The transfer agent for the Successor Fund shall deliver a confirmation showing the number of Successor Fund Shares credited to the Fund Shareholders.

                1.7  Any transfer taxes payable upon issuance of the Successor Fund Shares in a name other than the registered holder of the Fund's shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Successor Fund Shares are to be issued and transferred.

                1.8  Any reporting responsibility of the Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund and the Company.

2.	VALUATION.

                2.1  The value of the Fund's Assets to be acquired by the Successor Fund hereunder shall be the value of such Assets computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Charter"), and the Successor Fund's then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Company and Fund.

                2.2  The net asset value of a Successor Fund Share shall be the net asset value per share computed with respect to such Class of shares as of the Valuation Date, using the valuation procedures set forth in the Trust's Charter and the Successor Fund's then-current prospectus or statement of additional information, which are and shall be consistent with the policies currently in effect for the Company and Fund.

                2.3  The number of Successor Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Successor Fund Share determined in accordance with paragraph 2.2.

                2.4  Any computations of value of assets shall be made in accordance with the regular practices of The Dreyfus Corporation ("Dreyfus"), as fund accountant for the Successor Fund, and shall be subject to verification by the Successor Fund and Fund and their independent accountants of the prices used in such computations.

3.	CLOSING AND CLOSING DATE.

                3.1  The Closing Date shall be January 30, 2004, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                3.2  The Fund shall direct U.S. Bank, National Association, as custodian for the Fund (the "Custodian"), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (i) the Fund's Assets have been delivered in proper form to the Successor Fund within two business days prior to or on the Closing Date and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Mellon Bank as custodian for the Successor Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Fund as of the Closing Date for the account of the Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Fund shall be delivered by wire transfer of federal funds on the Closing Date.

                3.3  If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Successor Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Successor Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                3.4  The Fund shall direct U.S. Bancorp Fund Services, LLC, as transfer agent for the Fund (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Fund Shareholders and the number of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver to the Secretary of the Company a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Successor Fund Shares have been credited to the Fund's account on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

                4.1  The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Successor Fund, as follows:

                     (a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Wisconsin, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                    (b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                    (c) The current prospectus and statement of additional information of the Fund and each prospectus and statement of additional information of the Fund used during the three years previous to the date of this Agreement conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company is a party on behalf of the Fund or by which the Fund is bound.

                    (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to the Fund on or prior to the Closing Date.

                    (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, Wisconsin law and state securities laws.

                    (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                    (h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Fund Investments (indicating their market values) of the Fund for the fiscal year ended November 30, 2002 have been audited by PricewaterhouseCoopers LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements and schedule (copies of which have been furnished to the Successor Fund) present fairly, in all material respects, the financial condition of the Fund as of such date, and there are no known contingent liabilities of the Fund as of such date not disclosed therein.

                    (i) On the Valuation Date, the Company will have good and marketable title to the Fund's Assets to be transferred to the Successor Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Successor Fund.

                    (j) Since November 30, 2002, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to the Successor Fund as provided in paragraph 1.3.

                    (k) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

                    (l) The Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code for all taxable years or periods (to the extent applicable) ending on or prior to the Closing Date.

                    (m) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund and have been offered and sold in compliance with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Fund's Transfer Agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                    (n) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, and assuming the due authorization, execution and delivery of this Agreement by the Trust, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (o) The Board of Directors of the Company, including a majority of the directors who are not interested persons of the Company or the Trust, has determined that participation in the transactions contemplated by this Agreement is in the best interests of the Company and the Fund and the interests of the Fund's shareholders will not be diluted as a result of such transactions. The Board has requested and evaluated such information as may reasonably be necessary to such determinations and has considered and given appropriate weight to all pertinent factors. A majority of the directors of the Company are not interested persons of the Company or the Trust and those directors select and nominate any other disinterested directors, and any person who acts as legal counsel for the disinterested directors of the Company is an independent legal counsel.

                    (p) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed by or on behalf of the Company with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

                    (q) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5, only insofar as it relates to the Fund and the Company, will, on the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Successor Fund or Trust for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

                 4.2  The Trust, on behalf of the Successor Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

                    (a) The Successor Fund is a duly established and designated series of the Trust, a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts, with power to own all of its properties and assets, to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                    (b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Successor Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                    (c) The current prospectus and statement of additional information of the Successor Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Charter or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Successor Fund or by which the Successor Fund is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust is a party on behalf of the Successor Fund or by which the Successor Fund is bound.

                    (e) The Successor Fund has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to the Successor Fund on or prior to the Closing Date.

                    (f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, Massachusetts law and state securities law.

                     (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Successor Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Successor Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (h) The Successor Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act) or investment operations at any time prior to the Closing Date. Upon filing of its first federal income tax return at the completion of its first taxable year, the Successor Fund will, if necessary, elect to be treated as a regulated investment company and until such time will take all steps necessary to ensure qualification as a regulated investment company under the Code.

                     (i) All issued and outstanding shares of the Successor Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Successor Fund. The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

                     (j) The Successor Fund Shares to be issued and delivered to the Fund for the account of Fund Shareholders, pursuant to the terms of this Agreement, on the Closing Date will have been duly authorized and validly issued Successor Fund Shares, and will be fully paid and non-assessable and offered for exchange in compliance with applicable registration requirements of the 1933 Act and state securities laws.

                     (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust's Board, and, subject to approval of the Fund's shareholders, and assuming due authorization, execution and delivery of this Agreement by the Company, this Agreement will constitute the valid and legally binding obligation of the Successor Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l) The Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or the Company, has determined that participation in the transactions contemplated by this Agreement is in the best interests of the Trust and the Successor Fund and the interests of the Successor Fund's shareholders, if any, will not be diluted as a result of such transactions. The Board has requested and evaluated such information as may reasonably be necessary to such determinations and has considered and given appropriate weight to all pertinent factors. A majority of the trustees of the Trust are not interested persons of the Trust or the Company and those trustees select and nominate any other disinterested trustees, and any person who acts as legal counsel for the disinterested trustees of the Trust is an independent legal counsel.

                     (m) The Registration Statement (only insofar as it relates to the Successor Fund and the Trust and is based on information furnished by the Trust) will, on the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (m) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Company or the Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS OF THE SUCCESSOR FUND AND THE FUND.

                5.1  The Successor Fund and the Fund each will operate its business in the ordinary course, including permitting the purchase and sale of its shares, between the date hereof and the Closing Date, it being understood that such ordinary course of business also will include payment of customary dividends and distributions.

                5.2  The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                5.3  Subject to the provisions of this Agreement, the Fund and the Successor Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                5.4  As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Successor Fund, in such form as is reasonably satisfactory to the Successor Fund, a statement of the earnings and profits of the Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Successor Fund under the Code and which will be certified by the Company's President or its Vice President and Treasurer.

                5.5  The Company, on behalf of the Fund, will provide the Successor Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(q), all to be included in a Registration Statement on Form N-14 of the Trust, and any supplement or amendment thereto (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                5.6  The Successor Fund agrees to file the Registration Statement as promptly as practicable following the date hereof.

                5.7  The Successor Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                5.8  The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Successor Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                5.9  The Company, on behalf of the Fund, will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of Fund shares.

                5.10  As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Successor Fund Shares received at the Closing.

                5.11  The Company, on behalf of the Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Successor Fund may reasonably deem necessary or desirable to vest in and confirm the Successor Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

                5.12  From and after the date of this Agreement and until the Closing Date, each of the Fund and the Successor Fund and the Company and the Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

                5.13  The Successor Fund shall preserve all written records that the Successor Fund is required to preserve pursuant to the 1940 Act in connection with the Reorganization and this Agreement for a period of six years after the Closing Date and for the first two years in an easily accessible place.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND.

                The obligations of the Successor Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                 6.1  All representations and warranties by or on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                6.2 The Company shall have delivered to the Successor Fund on the Closing Date a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the federal income tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

                6.3 The Company shall have delivered to the Successor Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Successor Fund, to the effect that the representations and warranties made in this Agreement by or on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

                6.4  The Fund and Company shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Fund or Company, as the case may be, on or before the Closing Date.

                6.5  The Successor Fund shall have received on the Closing Date a favorable opinion of Quarles & Brady LLP, counsel to the Fund, in a form satisfactory to the Secretary of the Successor Fund, covering the following points:

That (a) the Company is a duly organized and validly existing corporation under the laws of the State of Wisconsin and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Fund is a duly established series of the Company; (b) this Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Fund, and, assuming due authorization, execution and delivery of the Agreement by the Trust, on behalf of the Successor Fund, is a valid and legally binding obligation of the Company, on behalf of the Fund, enforceable against the Company, with respect to the Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law) (for purposes of this subparagraph (b), such counsel may assume that New York law and Wisconsin law are identical); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Company's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Wisconsin is required for the consummation by the Company, on behalf of the Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and (f) the Company is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                Such counsel may rely on certificates of officers or directors of the Company. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Trust may reasonably request.

                6.6  The Successor Fund shall have received from the Fund a certificate of the Company's Secretary certifying (a) the accuracy and effectiveness of the Company's Charter and By-Laws, (b) the adoption, accuracy and effectiveness of the resolutions adopted by the Company's Board and the Fund's shareholders regarding the Reorganization, and (c) the incumbency of certain officers of the Company and the genuineness of their signatures.

                6.7  The Fund shall have previously provided to the Successor Fund (and at the Closing shall provide an update through the Closing Date of such information) data which supports a calculation of the Fund's total return for all periods since the organization of the Fund. Such data shall have been prepared in accordance in all material respects with the requirements of the 1940 Act and the regulations thereunder and the rules of the National Association of Securities Dealers, Inc.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                7.1 All representations and warranties by or on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

                7.2  The Trust shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties made in this Agreement by or on behalf of the Successor Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                7.3  The Successor Fund or the Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Fund or the Trust, as the case may be, on or before the Closing Date.

                7.4  The Fund shall have received on the Closing Date a favorable opinion of Stroock & Stroock & Lavan LLP, counsel to the Successor Fund, in a form satisfactory to the Secretary of the Company, covering the following points:

That (a) the Trust is a duly organized and validly existing business trust under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company and the Successor Fund is a duly established series of the Trust; (b) this Agreement has been duly authorized, executed and delivered by the Trust, and, assuming due authorization, execution and delivery of the Agreement by the Company, on behalf of the Fund, is a valid and legally binding obligation of the Trust, on behalf of the Successor Fund, enforceable against the Trust, with respect to the Successor Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law); (c) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Trust's Charter or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Successor Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Successor Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the Trust, on behalf of the Successor Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act; (e) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Successor Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required; (f) the Trust is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (g) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement is in effect.

                                Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or directors of the Trust. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Company may reasonably request.

                7.5  The Fund shall have received from the Successor Fund a certificate of the Trust's Secretary certifying (a) the accuracy and effectiveness of the Trust's Charter and By-Laws, (b) the adoption, accuracy and effectiveness of the resolutions adopted by the Trust's Board regarding the Reorganization, and (c) the incumbency of certain officers of the Trust and the genuineness of their signatures.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE SUCCESSOR FUND.

                If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Successor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                 8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and By-Laws, applicable Wisconsin law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Fund. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Successor Fund may waive the conditions set forth in this paragraph 8.1.

                8.2  On the Closing Date, no action, suit or other proceeding shall be pending or, to either party's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                 8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Successor Fund to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Successor Fund, provided that either party hereto may for itself waive any of such conditions.

                 8.4  The Fund and the Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

                 8.5  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                 8.6  The parties shall have received an opinion of Quarles & Brady LLP addressed to the Company on behalf of the Fund and the Trust on behalf of the Successor Fund substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes: (a) the transfer of all of the Fund's assets to the Successor Fund in exchange for Successor Fund Shares and the assumption by the Successor Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of the Successor Fund Shares to the Fund Shareholders in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Fund and the Successor Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Successor Fund upon the receipt of the assets of the Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Successor Fund in exchange for Successor Fund Shares and the assumption by the Successor Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Successor Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Successor Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Successor Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of the Successor Fund Shares to be received by each Fund Shareholder pursuant to the Reorganization, will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the exchange); (f) the tax basis of the Fund assets acquired by the Successor Fund pursuant to the Reorganization will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Successor Fund will include the period during which those assets were held by the Fund and; (g) for purposes of Section 381 of the Code, the Successor Fund will be treated as the Fund would have been had there been no reorganization. Accordingly, the taxable year of the Fund will not end on the effective date of the Reorganization and the tax attributes of the Fund will be taken into account by the Successor Fund as if there had been no reorganization. The Fund will not be required to file a federal income tax return for any portion of such taxable year ending on the effective date of the Reorganization. The Successor Fund may continue to use the same taxpayer identification number previously used by the Fund. The delivery of such opinion is conditioned upon receipt by Quarles & Brady LLP of representations it shall request of the Successor Fund and the Fund. Notwithstanding anything herein to the contrary, neither the Successor Fund nor the Fund may waive the condition set forth in this paragraph 8.6.

                 No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                 8.7  The transactions contemplated by this Agreement shall not be consummated unless the closing conditions set forth in a certain Agreement between Thompson, Plumb & Associates, Inc. and Dreyfus dated as of September 19, 2003 (the "Transaction Agreement") have been satisfied as provided in said agreement.

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

                9.1  The Company and the Trust agree that neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof.

                9.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided, however, that the covenants to be performed after the Closing shall survive the Closing.

10.	TERMINATION OF AGREEMENT.

                 This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, (ii) if the Closing shall not have occurred on or before June 30, 2004, unless such date is extended by mutual agreement of the parties, (iii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) upon termination of the Transaction Agreement. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

11.	AMENDMENTS.

                 This Agreement may be amended, modified and supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of shareholders of the Fund called by the Company pursuant to this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Successor Fund Shares to be issued to the Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.	EXPENSES.

           Each party represents to the other that its expenses incurred in connection with the Reorganization will be borne by its investment adviser pursuant to the Transaction Agreement.

If to the Company:

Thompson Plumb Funds, Inc.
c/o Thompson, Plumb & Associates, Inc.
Attention: Legal Counsel
1200 John Q. Hammons Drive
Madison, Wisconsin 53717
Telephone: (608) 831-1300
Fax: (608) 831-3455

If to the Trust:

Dreyfus Premier Manager Funds II
c/o The Dreyfus Corporation
Attention: Jeff Prusnofsky
200 Park Avenue
New York, New York 10166
Telephone: (212) 922-6796
Fax: (212) 922-6880

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY.

                 14.1  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                 14.2  This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                 14.3  This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws, and, to the extent applicable, the 1940 Act; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Trust shall be governed and construed in accordance with the internal laws of the State of Wisconsin and The Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws.

                 14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                 14.5  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Company personally, but shall bind only the property of the Fund or the Successor Fund, as the case may be, as provided in the Trust's or Company's Charter; a copy of the Trust's Charter is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal offices of the Trust. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Successor Fund, as the case may be.

                 IN WITNESS WHEREOF, the Company and the Trust each have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST: John W. Thompson, Chairman and Secretary ATTEST: Jeff Prusnofsky, Secretary, Chairman and Secretary	THOMPSON PLUMB FUNDS, INC., on
     behalf of Thompson Plumb Balanced
     Fund

By:
       Thomas G. Plumb,
       President and Treasurer

DREYFUS PREMIER MANAGER
     FUNDS II, on behalf of Dreyfus Premier
     Balanced Opportunity Fund

By:
       Stephen E. Canter,
President

EXHIBIT B

DESCRIPTION OF BOARD MEMBERS FOR THE SUCCESSOR FUND

Name (Age)                          Principal Occupation
Position with Trust                 During Past 5 Years            Other Board Memberships and Affiliations*
________________________           _________________________       __________________________________________

Joseph S. DiMartino (60)            Corporate Director and         The Muscular Dystrophy Association, Director
Chairman of the Board               Trustee                           Levcor International, Inc., an apparel fabric
                                                                      processor, Director
                                                                   Century Business Services, Inc., a provider of
                                                                      outsourcing functions for small and medium
                                                                      size companies, Director
                                                                   The Newark Group, a provider of a national market of
                                                                      paper recovery facilities, paperboard mills and
                                                                      paperboard converting plants, Director

David P. Feldman (63)               Corporate Director and         BBH Mutual Funds Group (11 funds), Director
Board Member                        Trustee                        The Jeffrey Company, a private investment company,
                                                                      Director
                                                                   QMED, a medical device company, Director

Ehud Houminer (63)                  Professor and                  Avnet Inc., an electronics distributor, Director
Board Member                          Executive-in-Residence at    International Advisory Board to the MBA Program School
                                      the Columbia Business         School of Management, Ben Gurion University,
                                      School, Columbia              Chairman
                                      University;                  Explore Charter School, Brooklyn, NY, Chairman
                                      Principal of Lear, Yavitz and
                                      Associates, a management
                                      consulting firm from 1996
                                      to 2001

Gloria Messinger (73)               Arbitrator for American        Yale Law School Fund, Director
Board Member                          Arbitration Association      Theater for a New Audience, Inc., Director
                                      and National Association     New York Women's Agenda Music Performance Trust
                                      of Securities Dealers,         Fund, Director
                                      Inc.; Consultant in          Brooklyn Philharmonic, Director
                                      Intellectual Property

T. John Szarkowski (77)             Consultant in Photography      Photography Department at The Museum of Modern
Board Member                                                       Art, Director Emeritus

Anne Wexler (73)                    Chairman of the Wexler         Wilshire Mutual Funds (5 funds), Director
Board Member                          Group, consultants           Methanex Corporation, a methanol production
                                      specializing in government     company, Director
                                      relations and public         Member of the Council of Foreign Relations
                                      affairs                      Member of the National Park Foundation
____________________________

* Each Board member also is a Board member of other mutual funds in the Dreyfus Fund Complex.

THOMPSON PLUMB FUNDS, INC.

THOMPSON PLUMB BALANCED FUND

           The undersigned shareholder of the Thompson Plumb Balanced Fund (the "Fund"), a series of Thompson Plumb Funds, Inc. (the "Company"), hereby appoints John W. Thompson and Thomas G. Plumb, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 14, 2003, at a Special Meeting of Shareholders to be held at the offices of Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, at 10:00 a.m. CST, on Friday, January 16, 2004, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund"), in exchange for the Successor Fund's Class J shares having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Successor Fund of the Fund's liabilities, and the pro rata distribution of those shares to the Fund's shareholders in liquidation of the Fund, after which the Fund will cease operations.

FOR 	AGAINST 	ABSTAIN 
2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

                                Dated:

                                Signature(s)

                                Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

November ___, 2003

Acquisition of the Assets of

THOMPSON PLUMB BALANCED FUND
(A series of Thompson Plumb Funds, Inc.)

1200 John Q. Hammons Drive
Madison, Wisconsin 53717
1-800-999-0887

By and in Exchange for Class J Shares of

DREYFUS PREMIER BALANCED
OPPORTUNITY FUND
(A series of Dreyfus Premier Manager Funds II)

200 Park Avenue
New York, New York 10166
1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated November 26, 2003 relating specifically to the proposed transfer of all of the assets and stated liabilities of the Thompson Plumb Balanced Fund (the "Fund"), a series of Thompson Plumb Funds, Inc. (the "Company"), in exchange for Class J shares of Dreyfus Premier Balanced Opportunity Fund (the "Successor Fund"), a series of Dreyfus Premier Manager Funds II. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

                      1.     The Fund's Annual Report for the fiscal year ended November 30, 2002.

                      2.     The Fund's Semi-Annual Report for the six-month period ended May 31, 2003.

                      3.     The Fund's Statement of Additional Information dated April 1, 2003.

                      4.     The Successor Fund's Statement of Additional Information dated October 24, 2003.

           The Prospectus/Proxy Statement dated November 26, 2003 may be obtained by contacting the Fund at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, telephone: 1-800-999-0887; or the Successor Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, telephone: 1-800-554-4611.

DOCUMENTS INCORPORATED BY REFERENCE

           The Fund's Statement of Additional Information dated April 1, 2003 is incorporated herein by reference to the Company's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A, filed March 24, 2003 (File No. 33-6418). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended November 30, 2002 and its Semi-Annual Report for the six-month period ended May 31, 2003.

DREYFUS PREMIER MANAGER FUNDS II
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, filed October 16, 2003.

Item 16	Exhibits. All references are to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, filed on October 16, 2003 (File No. 333-104120) (the "Registration Statement") unless otherwise noted.

(1)(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registration Statement.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 1 to the Registration Statement.

(6)(b)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) of Pre-Effective Amendment No. 1 to the Registration Statement.

(7)	Distribution Agreement is incorporated by reference to Exhibit (e) of Pre-Effective Amendment No. 1 to the Registration Statement.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registration Statement.

(10)(a)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Pre-Effective Amendment No. 1 to the Registration Statement.

(10)(b)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Pre-Effective Amendment No. 1 to the Registration Statement.

(10)(c)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Pre-Effective Amendment No. 1 to the Registration Statement.

(11)	Opinion and consent of Registrant's counsel regarding the issuance of shares.

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated October 24, 2003 is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement, filed October 24, 2003.

(17)(c)	Thompson Plumb Balanced Fund's Prospectus and Statement of Additional Information dated April 1, 2003 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Thompson Plumb Funds, Inc., filed on March 24, 2003 (File No. 33-6418).

____________________

*	Filed herein.

**	To be filed by Post-Effective Amendment.

***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of October, 2003.

DREYFUS PREMIER MANAGER FUNDS II (Registrant) By: /s/ Stephen E. Canter Stephen E. Canter, President

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mark Jacobs, James Windels, Jeff Prusnofsky, Michael A. Rosenberg and Steven F. Newman, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	10/24/03

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	10/24/03

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	10/24/03

/s/ David P. Feldman David P. Feldman	Board Member	10/24/03

/s/ Ehud Houminer Ehud Houminer	Board Member	10/24/03

/s/ Gloria Messinger Gloria Messinger	Board Member	10/24/03

/s/ T. John Szarkowski T. John Szarkowski	Board Member	10/24/03

/s/ Anne Wexler Anne Wexler	Board Member	10/24/03

Exhibit Index

11(a)	Opinion and Consent of Registrant's Counsel regarding the issuance of shares

11(b)	Consent of Counsel

14	Consent of Independent Auditors